EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of OptimumBank Holdings, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2026, as filed with the Securities and Exchange Commission (the “Report”), I, as Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted by § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Moishe Gubin
Moishe Gubin
Principal Executive Officer
Date: May 11, 2026